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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): March 20, 2002

                     Professional Veterinary Products, Ltd.
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             (Exact name of Registrant as specified in its charter)

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
                Nebraska                                000-26326                              37-1119387
       ----------------------------                   --------------                      -------------------
       (State or other jurisdiction                   (Commission                          (I.R.S. Employer
           of incorporation)                          File Number)                        Identification No.)


        10077 South 134th Street
            Omaha, Nebraska                                                                       68138
        ------------------------                                                               ----------
 (Address of principal executive offices)                                                      (Zip Code)

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Registrant's telephone number, including area code: (402) 331-4440

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Item 1.  Changes in Control of Registrant.

Not Applicable.

Item 2.  Acquisition or Disposition of Assets.

Not Applicable.

Item 3.  Bankruptcy or Receivership

Not Applicable.

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Item 4.  Changes in Registrant's Certifying Accountant.

(a) On March 20, 2002, Marvin E. Jewell & Co., P.C. ("Marvin") resigned as Registrant's independent auditor. This action was approved by the Registrant's Audit Committee.

         During its tenure, Marvin did not issue a report on Registrant's financial statements that either contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements with Marvin on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of Marvin, would have caused Marvin to make reference to the subject matter of the disagreement in connection with their report. The Registrant provided Marvin a copy of this Form 8-K no later than the day this Form 8-K is filed with the Securities and Exchange Commission. The Registrant requested that Marvin furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether or not Marvin agrees with the statements made by the Registrant above, and if not, to state the respects in which it does not agree. A copy of Marvin's letter will be filed as Exhibit 16 to this Form 8-K.

(b) Effective March 20, 2002, Quick & McFarlin, P.C. ("Quick") was retained as independent auditor of the registrant for the fiscal year ending July 31, 2002, and Quick accepted the appointment. Prior to the engagement, Registrant did not consult with Quick regarding any of the matters or events set forth in
Item 304 (a)(2)(i) or (ii) of Regulation S-K.

Item 5.  Other Events.

Not Applicable.

Item 6.  Resignation of Registrant's Directors.

Not Applicable.

Item 7.  Financial Statements and Exhibits

(c)      Exhibits

         16. Letter dated March 20, 2002 from Marvin to the Securities and Exchange Commission.

Item 8.  Change in Fiscal Year

Not Applicable.

Item 9.  Regulation FD Disclosure

Not Applicable.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        PROFESSIONAL VETERINARY PRODUCTS, LTD.


Date:    March 20, 2002                 By: /s/ Dr. Lionel L. Reilly
                                           -------------------------------------
                                           Dr. Lionel L. Reilly, President